CALAMOS INVESTMENT TRUST

Calamos Dividend Growth Fund

Supplement dated May 29, 2025 to the CALAMOS® FAMILY OF FUNDS

Prospectus dated February 28, 2025, as supplemented and related Summary Prospectus and
Statement of Additional Information, each dated February 28, 2025

On April 11, 2025, the Board of Trustees of Calamos Investment Trust approved a proposal to reorganize Calamos Dividend Growth Fund with and into Calamos Growth and Income Fund (the “Reorganization”):

Disappearing Fund	Acquiring Fund
Calamos Dividend Growth Fund (a series of Calamos Investment Trust)	Calamos Growth and Income Fund (a series of Calamos Investment Trust)

The proposed Reorganization is subject to approval by the shareholders of the Disappearing Fund. A proxy statement/prospectus detailing the proposed Reorganization is expected to be mailed to the Disappearing Fund’s shareholders on or about July 3, 2025, and a shareholder meeting is scheduled to be held on or about August 19, 2025. If shareholder approval of the proposed Reorganization is obtained, it is expected that the proposed Reorganization will take place at the close of business on or about August 22, 2025 (the “Closing Date”).

Under the terms of the proposed Plan of Reorganization, the Disappearing Fund will transfer all of its assets to the Acquiring Fund in exchange solely for shares of the corresponding class of the Acquiring Fund and the assumption by the Acquiring Fund of all of the liabilities of the Disappearing Fund in complete liquidation and termination of the Disappearing Fund. Shares of each class of the Acquiring Fund will be distributed proportionately to shareholders of the relevant class of the Disappearing Fund. Following the Reorganization, the Disappearing Fund’s shareholders will hold shares of the Acquiring Fund.

The Reorganization is expected to be a tax-free reorganization for U.S. federal income tax purposes.

For more information regarding the Reorganization or the Acquiring Fund, please contact (800) 582-6959 or your financial professional.

This supplement updates certain information contained in the Prospectus noted above and should be attached to the Prospectus and retained for future reference.